Exhibit 32.1

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Meta Financial Group, Inc. (the “Company”) on Form 10-K for the year ended September 30, 2009, as filed with the Securities and Exchange Commission on the date of this Certification (the “Report”), I, J. Tyler Haahr, the Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)                                  the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                                  the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

By:	/s/ J. Tyler Haahr
Name: J. Tyler Haahr
Chief Executive Officer
December 10, 2009